UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 3, 2020

W.W. Grainger, Inc.

(Exact name of Registrant as Specified in its Charter)

Illinois	1-5684	36-1150280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's Telephone Number, Including Area Code):   (847) 535-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.50 per share	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2020, W.W. Grainger, Inc. (the “Company”) announced that Thomas B. Okray has decided to step down as Senior Vice President and Chief Financial Officer of the Company effective December 31, 2020 to pursue another opportunity at a publicly traded company. Mr. Okray’s resignation is not due to any disagreement with respect to the Company’s operations, policies or practices, or the Company’s independent auditors.

In addition, on December 3, 2020, the Company announced that Robert F. O’Keef, Jr., the Company’s Vice President and Treasurer, will assume additional responsibilities as interim Chief Financial Officer, effective January 1, 2021, until such time as a permanent replacement has been identified.

Mr. O’Keef, 51, has served in his current role with the Company since November 2018. In this capacity, Mr. O’Keef oversees the Company’s Treasury, Financial Planning and Analysis, Risk Management and Insurance, Corporate Development and Real Estate functions. Prior to joining the Company, Mr. O’Keef was employed by Motorola Solutions, Inc., a global telecommunications company, where he served as Corporate Vice President of Finance, from January 2016 to November 2018, and as Corporate Vice President and Treasurer, from November 2012 to December 2015.

In connection with his appointment as interim Chief Financial Officer, on January 4, 2021, Mr. O’Keef will receive a one-time grant of restricted stock units (“RSUs”) under the Company’s 2015 Incentive Plan with an intended grant date fair value of $250,000. The RSUs will vest, subject to Mr. O’Keef’s continued employment other than as a result of death, disability or termination without cause, in three equal installments on the first, second and third anniversaries of the grant date.

A copy of the Company’s press release announcing Mr. Okray’s resignation and Mr. O’Keef’s interim appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press release issued by the Company on December 3, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2020

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy, Jr.
	Name:	Hugo Dubovoy, Jr.
	Title:	Vice President, Corporate Secretary

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